Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Schedule of Future Minimum Lease Payments for Fixed, Non-cancelable Terms of Operating Leases	At December 31, 2016, future minimum lease payments for the fixed, non-cancelable terms of operating leases are as follows:

2017	$295
2018	230
2019	196
2020	200
2021	101
Thereafter	1,917

$2,939